[DESCRIPTION]  FORM 8-K



		     SECURITIES AND EXCHANGE COMMISSION

			      Washington, D.C.  20549


				_________________


				  F O R M  8 - K

				  CURRENT REPORT

			 Pursuant to Section 13 or 15(d)
			 of the Securities Exchange Act
				  of 1934

						  March 19, 1999
Date of Report (Date of earliest event reported). .. .. .. .. .. ..

		    MICROS-TO-MAINFRAMES, INC.
 .. .. .. .. .. .. .. .. .. .. .. .. ... ... .. .. .. .. .. ... .. ..
	(Exact name of registrant as specified in charter)

New York                              0-22122                13-3354896
 .. .. .. .. .. .. .. .. .. .. .. .. ... .. .. .. .. .. .. .. .. ... .. ..
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)         Identification No.)

	614 Corporate Way, Valley Cottage, NY                   10989
 .. .. .. .. .. .. .. .. .. .. .. .. ... .. .. .. .. .. .. .. .. ... .. ..
(Address of principal executive offices)                      (Zip Code)

						      (914) 268-5000
Registrant's telephone number, including area code . . .. .. .. .. .. ..


			      Not applicable
 ... . .. .. .. .. .. .. .. .. ... ... .. .. .. .. .. ... .. ... . .. ..
	(Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certified Accountant.

	(a)(1)(i) On March 19, 1999, Ernst & Young LLP ("E&Y") resigned and Micros-to-Mainframes, Inc. (the "Registrant") accepted E&Y's resignation as independent accountants of record for Registrant.

	(ii) E&Y's reports on the consolidated financial statements for the years ended March 31, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

	(iii) The decision to change independent accountants was accepted by the Audit Committee of the Board of Directors.

	(iv) In connection with the audits of the Registrant's consolidated financial statements for the last two fiscal years (statements for the years ended March 31, 1997 and 1998) and the subsequent interim period, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.

	(v)     Not applicable.

	(a)(2) The Registrant is seeking to engage an independent accountant to audit the Registrant's consolidated financial statements for the fiscal year ending March 31, 1999.

	(a)(3) The Registrant has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 25, 1999 is filed as
Exhibit 16.1 to this Form 8-K.

Item 7.         Financial Statements and Exhibits.

(3) Exhibit

	16.1.   Letter from Ernst & Young LLP


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				    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					  MICROS-TO- MAINFRAMES,  INC.


Dated:  March 26, 1999                   By:/s/ Steven H. Rothman
Valley Cottage, New York                        Steven H. Rothman
					 Chief Executive Officer and
					 President



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